SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A NO. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  February 27, 1996




KINARK CORPORATION
(Exact name of registrant
as specified in its charter)




Delaware                 1-3920                   71-0268502
(State or other          (Commission              (I.R.S. Employer
jurisdiction of          File Number)             Identification No.)
incorporation)




7060 South Yale Avenue, Tulsa, OK                      74136
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:  (918) 494-0964




N/A
(Former name or former address, if changed since last report.)





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Item 7 is hereby amended to read as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     The following Pro Forma Consolidated Financial Data of Kinark Corporation (the "Company") consists of a Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1995 (the "Pro Forma Balance Sheet"), and a Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995.

     The Pro Forma Balance Sheet reflects the disposition of substantially all the assets and liabilities of the Company's Kinpak subsidiary, comprising the Company's chemical packaging business. Substantially all of the assets of Kinpak were sold on February 27, 1996 for $1,840,000 consisting of $850,000 cash and the assumption of Kinpak's capital lease on its plant facilities which was financed by a $3,000,000 industrial revenue bond issue. The Company incurred a $1,264,000 loss on disposal, before applicable income taxes of $395,000, which includes $460,000 of operating losses incurred during the disposal period. The Company remains contingently liable on Kinpak's capital lease, which requires payments aggregating $990,000 through 1999. The Pro Forma Balance Sheet is presented as if the disposition had been consummated on December 31, 1995.

     The 1995 Pro Forma Statement of Operations reflects the disposition of Kinpak as if the transaction was consummated on January 1, 1995.

     The Pro Forma Consolidated Financial Data should be read in conjunction with the separate historical financial statements of the Company, the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual report on Form 10-K for the year ended December 31, 1994, and the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1995. The Pro Forma Consolidated Financial Data is based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The Pro Forma Consolidated Financial Data does not purport to represent what the Company's financial position or results of operations would actually have been if the aforementioned transactions in fact had occurred on such date or at the beginning of the periods indicated or to project the Company's financial position or results of operations at any future date or for any future period.

KINARK CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995 (Unaudited)




                                   Kinark         Kinpak         Kinark
                                   Historical     Eliminations   Adjusted
                                                                 Historical
                                                  (In thousands)
ASSETS

Current assets:
  Cash                             $(23)          $(53)          $30

  Accounts receivable              4,010          341            3,669
  Allowance                        (166)          (5)            (161)
    Receivables, net               3,844          336            3,508

  Net assets of discontinued
   operations                                     (434)          434
  Inventories                      3,002          387            2,615
  Prepaid assets                   569            3              566
    Total current assets           7,392          239            7,153

Fixed assets                       36,938         6,483          30,455
  Less accumulated depreciation    (26,357)       (4,909)        (21,448)
Fixed assets, net                  10,581         1,574          9,007

Other assets:
  Deferred income taxes            1,710          (360)          2,070
  Other assets                     145            --             145
    Total other assets             1,855          (360)          2,215

    Total                          $19,828        $1,453         $18,375


(Continued)

KINARK CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1995 (Unaudited)



                                                                 Kinark
                                   Kinark         Kinpak         Adjusted
                                   Historical     Eliminations   Historical
                                                  (In thousands)

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

  Long-term debt - current portion $848           $220           $628
  Accounts payable                 1,761          168            1,593
  Accrued expenses - other         1,730          (327)          2,057
    Total current liabilities      4,339          61             4,278

Long-term debt                     6,422          752            5,670
Lease obligations                  262            --             262

  Total long-term liabilities      6,684          752            5,932

  Total liabilities                11,023         813            10,210

SHAREHOLDERS' EQUITY

Common stock                       520            --             520

Additional paid-in capital         10,531         --             10,531

Treasury Stock                     (5,976)        --             (5,976)
Retained earnings                  3,730          640            3,090
Shareholders' equity               8,805          640            8,165

  Total                            $19,828        $1,453         $18,375


See note to pro forma condensed consolidated financial statements.  (Concluded)

KINARK CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
DECEMBER 31, 1995 (Unaudited)




                                                                 Kinark
                                   Kinark         Kinpak         Adjusted
                                   Historical     Eliminations   Historical
                                                  (In thousands, except share)
                                                  and per share data)

SALES                              $31,331        $6,085         $25,246

COSTS AND EXPENSES:
  Cost of sales                    24,295         3,771          20,524
  Selling, general and
   administrative                  6,241          2,475          3,766
  Depreciation and amortization    1,713          242            1,471
    Operating loss                 (918)          (403)          (515)

OTHER (INCOME) EXPENSE:
  Interest expense (net)           714            80             634
    Other expenses (net)           714            80             634

Loss from continuing operations
 before income taxes               (1,632)        (483)          (1,149)

Income taxes                       (622)          (176)          (446)

  Loss from continuing operations  $(1,010)       $(307)         $(703)

Loss per common share from
 continuing operations             $(0.35)                       $(0.19)

Weighted average shares
 outstanding                       3,747,134                     3,747,134




See note to pro forma condensed consolidated financial statements.

KINARK CORPORATION

NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


During August, 1995, Company management finalized a formal plan to discontinue the operations of its subsidiary, Kinpak, Inc. Substantially all of the assets of Kinpak were sold on February 27, 1996 for $1,840,000 consisting of $850,000 cash and the assumption of Kinpak's capital lease on its plant facilities which was financed by a $3,000,000 industrial revenue bond issue. The Company incurred a $1,264,000 loss on disposal, before applicable income taxes of $395,000, which includes $460,000 of operating losses incurred during the disposal period.

The Company remains contingently liable on Kinpak's capital lease, which requires payments aggregating $990,000 through 1999.

     (C)  EXHIBITS.

      2.1. Asset Purchase Agreement dated as of February 8, 1996, by and among Kinbright, Inc., an Alabama corporation, Ocean Bio-Chem, Inc., a Florida corporation, Kinpak, Inc., a Georgia corporation, and Kinark Corporation, a Delaware corporation.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                    KINARK CORPORATION



                    By:  /s/ Ronald J. Evans
                         Ronald J. Evans
                         President

Dated: April 5, 1996